UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 4, 2015

Western Digital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-08703	33-0956711
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3355 Michelson Drive, Suite 100, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 672-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Incentive Compensation Plan Performance Goals

On February 4, 2015, the Compensation Committee (the "Compensation Committee") of the Board of Directors of Western Digital Corporation (the "Company") established the performance goals for cash bonus awards to be made under the Company’s Incentive Compensation Plan (the "ICP") for the six-month period beginning January 3, 2015 and ending July 3, 2015. Under the ICP, the Company’s executive officers and certain other employees are eligible to receive cash bonus awards that are determined based on the Company’s achievement of the established performance goals as well as other discretionary factors, including non-financial and strategic operating objectives, business and industry conditions and individual and business group performance. For the six-month period beginning January 3, 2015 and ending July 3, 2015, the Compensation Committee selected earnings per share as the financial performance goal for each of the Company’s Chief Executive Officer, Chief Financial Officer and Executive Vice President, Strategy & Corporate Development, and selected operating income as the financial performance goal for the Company’s other named executive officers. The Compensation Committee then established the specific earnings per share and operating income goals, as applicable, that correspond to specific achievement percentages ranging between 0% and 200%.

For executive officers, the Compensation Committee has previously approved an ICP target bonus under the ICP for each executive officer that is expressed as a percentage of the executive’s semi-annual base salary and that currently ranges from 85% to 150% for the executive officers. At the end of the six-month performance period, the ICP will fund in an amount ranging from 0% to 200% based on an interpolation between the Company’s performance as measured against the applicable pre-established goals and a consideration of the Company’s overall achievement of key non-financial and strategic operating objectives as well as changes in the business and industry that occur during the performance period. Each executive will be eligible to receive a bonus in an amount equal to his target bonus multiplied by the funding percentage approved by the Compensation Committee, subject to further adjustment by the Compensation Committee depending upon the executive’s individual and business group’s performance.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Digital Corporation

February 5, 2015	By:	/s/ Michael C. Ray

Name: Michael C. Ray
Title: Senior Vice President, General Counsel and Secretary